METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Cheryl W. Grise

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Cheryl W. Grise, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

    Preference Plus Account (EPPA), Financial Freedom Account (FFA),

    Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ Cheryl W. Grise
Cheryl W. Grise

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Carlos M. Gutierrez

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Carlos M. Gutierrez, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

Preference Plus Account (EPPA), Financial Freedom Account (FFA),

Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ Carlos M. Gutierrez
Carlos M. Gutierrez

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Gerald L. Hassell

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gerald L. Hassell, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

Preference Plus Account (EPPA), Financial Freedom Account (FFA),

Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ Gerald L. Hassell
Gerald L. Hassell

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

David L. Herzog

Director

KNOW ALL MEN BY THESE PRESENTS, that I, David L. Herzog, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

Preference Plus Account (EPPA), Financial Freedom Account (FFA),

Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ David L. Herzog
David L. Herzog

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

R. Glenn Hubbard

Chairman of the Board

KNOW ALL MEN BY THESE PRESENTS, that I, R. Glenn Hubbard, Chairman of the Board of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

Preference Plus Account (EPPA), Financial Freedom Account (FFA),

Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ R. Glenn Hubbard
R. Glenn Hubbard

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Edward J. Kelly, III

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Edward J. Kelly, III, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

Preference Plus Account (EPPA), Financial Freedom Account (FFA),

Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ Edward J. Kelly, III
Edward J. Kelly, III

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

William E. Kennard

Director

KNOW ALL MEN BY THESE PRESENTS, that I, William E. Kennard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

Preference Plus Account (EPPA), Financial Freedom Account (FFA),

Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ William E. Kennard
William E. Kennard

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

James M. Kilts

Director

KNOW ALL MEN BY THESE PRESENTS, that I, James M. Kilts, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

Preference Plus Account (EPPA), Financial Freedom Account (FFA),

Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ James M. Kilts
James M. Kilts

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Catherine R. Kinney

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Catherine R. Kinney, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

Preference Plus Account (EPPA), Financial Freedom Account (FFA),

Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ Catherine R. Kinney
Catherine R. Kinney

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Diana McKenzie

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Diana McKenzie, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

    Preference Plus Account (EPPA), Financial Freedom Account (FFA),

    Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

    (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ Diana McKenzie
Diana McKenzie

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Denise M. Morrison

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Denise M. Morrison, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

    Preference Plus Account (EPPA), Financial Freedom Account (FFA),

    Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

    (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ Denise M. Morrison
Denise M. Morrison

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Mark A. Weinberger

Director

KNOW ALL MEN BY THESE PRESENTS, that I, Mark A. Weinberger, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

    Preference Plus Account (EPPA), Financial Freedom Account (FFA),

    Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and

    MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

    (Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ Mark A. Weinberger
Mark A. Weinberger

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Michel A. Khalaf

President and Chief Executive Officer and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michel A. Khalaf, Chairman, President and Chief Executive Officer and Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

Preference Plus Account (EPPA), Financial Freedom Account (FFA),

Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and

MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ Michel A. Khalaf
Michel A. Khalaf

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

John McCallion

Executive Vice President and Chief Financial Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, John McCallion, Executive Vice President and Chief Financial Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

Preference Plus Account (EPPA), Financial Freedom Account (FFA),

Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and

MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ John McCallion
John McCallion

METROPOLITAN LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Tamara Schock

Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Tamara Schock, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik, Robin Wagner and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the “Registration Statements”) and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Metropolitan Life Separate Account E (SEC File No. 811-04001)

File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced

Preference Plus Account (EPPA), Financial Freedom Account (FFA),

Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;

File No. 333-43970 MetLife Income Security Plan;

File No. 333-52366 Preference Plus Select;

File No. 333-69320 MetLife Asset Builder VA;

File No. 333-80547 MetLife Settlement Plus;

File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and

MetLife Financial Freedom Select e and e Bonus Class;

File No. 333-122883 Preference Plus Income Advantage;

File No. 333-122897 MetLife Personal IncomePlus;

File No. 333-153109 Preference Premier Variable Annuity;

File No. 333-160722 Zenith Accumulator;

File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity;

File No. 333-176654 Preference Premier Variable Annuity;

File No. 333-190296 Gold Track Select;

File No. 333-198314 MetLife Accumulation Annuity;

File No. 333-198448 MetLife Investment Portfolio ArchitectSM

(Standard Version and C Share Option);

•	Metropolitan Life Separate Account UL (SEC File No. 811-06025)

File No. 033-32813 MetLife UL II;

File No. 033-47927 Equity Advantage VUL and UL II;

File No. 033-57320 MetFlex;

File No. 033-91226 Group VUL;

File No. 333-40161 Equity Additions and Equity Enricher;

File No. 333-147508 Equity Advantage VUL;

•	Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)

File No. 333-138113 Flexible Premium Variable Annuity;

File No. 333-138115 Flexible Premium Deferred Variable Annuity;

File No. 333-161093 Flexible Premium Variable Annuity (B);

File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

•	New England Life Retirement Investment Account (SEC File No. 811-03285)

File No. 333-11133 Preference

•	New England Variable Annuity Fund I (SEC File No. 811-01930)

File No. 333-11137

•	Paragon Separate Account A (SEC File No. 811-05382)

File No. 333-133674 AFIS;

File No. 333-133699 Group America Plus

•	Paragon Separate Account B (SEC File No. 811-07534)

File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III;

File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi Manager II

•	Paragon Separate Account C (SEC File No. 811-07982)

File No. 333-133673 Fidelity C;

File No. 333-133678 Fidelity D

•	Paragon Separate Account D (SEC File No. 811-08385)

File No. 333-133672 Individual Variable Life;

File No. 333-133698 Joint Survivor VUL

•	Security Equity Separate Account Twenty-Six (SEC File No. 811-08888)

File No. 333-110183 Variable Annuity

•	Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892)

File No. 333-110184 Variable Annuity

•	Separate Account No. 13S (SEC File No. 811-08938)

File No. 333-110185 LCL2 Flexible Premium Variable Life

and the

Registered Fixed Account Option for Gold Track Select

Fixed Annuity (also marketed as “Strategic Value Annuity”) Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2019.

/s/ Tamara Schock
Tamara Schock